IDEX Mutual Funds

Supplement dated January 20, 2004 to Statement of Additional Information dated March 1, 2003, as previously supplemented

Please retain this supplement for reference.

John R. Kenney has retired from his position as Trustee and Chairman of the Board of IDEX Mutual Funds ("IDEX"). Peter R. Brown has been elected Chairman and William W. Short, Jr. has been elected Vice Chairman of the Board of Trustees.

In addition, two additional “Interested Trustees” have been added to the Board of IDEX:

Thomas P. O’Neill, President, AEGON Financial Services Group, Inc., Financial Institution Division; Director, AEGON/Transamerica Series Fund, Inc. (ATSF); Director, Transamerica Income Shares, Inc. (TIS); Director, National Aquarium of Baltimore.

Brian C. Scott, Director, President and Chief Executive Officer, ATSF and TIS; President, Transamerica Index Funds, Inc.; Director, President & CEO, Endeavor Management Co. (2001-2002); Manager, Transamerica Investment Management, LLC; President, Director & Chief Executive Officer, AEGON/Transamerica Fund Advisers, Inc., AEGON/Transamerica Investor Services, Inc. and AEGON/Transamerica Fund Services, Inc.; Chief Marketing Director, AUSA Financial Markets.

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